SCHEDULE 14C INFORMATION
               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )


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/X/  Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /  Definitive Information Statement

                                   DIGS, INC.
      ------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

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

                                   DIGS, INC.
                             17327 Ventura Boulevard,
                                    Suite 200
                            Encino, California 91316


                              INFORMATION STATEMENT

     This Information Statement is being furnished to stockholders of Digs, Inc., (the "Company"), a Delaware corporation, in connection with an action taken by stockholders holding a majority of the voting power of the Company. On April 27, 2000, such stockholders approved an amendment to the Articles of Incorporation of the Company to change the name of the Company to "iVideoNow.com, Inc." This action by the stockholders shall be effective twenty
(20) days following the mailing of this Information Statement to the stockholders of the Company. The date on which this Information Statement is first being sent to stockholders of the Company is on or about May 14, 2000.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                        RECORD DATE AND VOTING SECURITIES

     The record date for the foregoing actions by stockholders was April 27, 2000 (the "Record Date"), at which time the Company had issued and outstanding 6,658,631 shares of its common stock, par value $.001 (the "Common Stock"). The shares of Common Stock constitute the only outstanding securities of the Company entitled to be voted. Stockholders owning 4,681,218 shares, or approximately 70% of the outstanding shares, on the Record Date consented in writing to the name change. The approval of the name change required the affirmative vote of a majority of the Common Stock issued and outstanding at the Record Date.


                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date, and as of April 27, 2000, by
(i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, or nominee for director, of the Company, (iii) the Company's executive officers, and (iv) all directors and executive officers of the Company as a group.

     (a)  Ownership of certain beneficial owners:


                                                                                    Percentage
                                                                   Number of       Beneficially
           Name and Address                                       Shares (1)          Owned
           -------------------------------------------            -----------      ------------

           Peter B. Dunn                                           1,330,500           20.0%
           17327 Ventura Boulevard, Suite 200
           Encino, CA  91316

           Allen Kelsey Grammar Trust                                450,000            6.8%
           c/o Donald J. Miod
           Miod & Company
           15456 Ventura Blvd., Suite 500
           Sherman Oaks, CA  91403

           First Capital Network (1) (2)                             439,992            6.6%

           Worldwide Insurance Consultants (1) (2)                   439,992            6.6%

           Jamie Mazur (2) (3)                                       219,996            3.3%

           Jennifer Mazur (2) (3)                                    219,996            3.3%

           Emily Mazur (2) (3)                                       219,996            3.3%

           Trent Mazur (2) (3)                                       219,996            3.3%


(1) First Capital Network and Worldwide Insurance Consultants are subsidiaries of Corporate Financial Enterprises. Mr. Regis Possimo is an officer and principal stockholder of Corporate Financial Enterprises and is deemed to be the beneficial owner of these shares.

(2)  The address of each beneficial owner is identified as:
      c/o Corporate Financial Enterprises
      2224 Main Street
      Santa Monica, CA  90405

(3) Emily and Trent Mazur are minors. Their shares are held by Michelle Mazur, their mother, as custodian.

     (b)  Security Ownership of Management:


                                                                      Number of           Percent of
           Name and Address                                             Shares              Class
           ----------------------------------------                 -------------         ----------

           Peter B. Dunn                                              1,330,500              20.0%
           President and Director
           17327 Ventura Boulevard, Suite 200
           Encino, CA  91316


                                                                     Number of           Percent of
           Name and Address                                             Shares              Class
           ----------------------------------------                 -------------         ----------

           Allen Dunn                                                   165,000               2.5%
           Vice President, COO and Director
           17327 Ventura Boulevard, Suite 200
           Encino, CA  91316

           David Fleming                                                120,000               1.8%
           Director
           17327 Ventura Boulevard, Suite 200
           Encino, CA  91316

           Officers and Directors as a Group                          1,615.500              24.3%
                    (3 individuals)



                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Company's new product is iVideoNow, a real-time Internet video screening application. In addition, all of the Company's other products involve multimedia, Internet and CD-ROM communication software and digital presentations for businesses who want to proactively provide information to their clients, investors, employees, the media, and the public at large.

     The name change to iVideoNow.com will be more descriptive of the Company's business and will be more in line with the technical, Internet, and media industries that the Company operates within.

     Thus, the Board of Directors has authorized, and stockholders owning a majority of the outstanding shares of common stock have approved, an amendment to Article I of the Articles of Incorporation of the Company to change its name to "ivideoNow.com". Articles of Amendment will be filed with the State of Delaware on the first business day following the 20th day after mailing of this Information Statement. Each outstanding certificate representing shares of the Company will continue to represent the same number of representative shares of iVideoNow.com. Thus, it will not be necessary for stockholders to exchange their existing certificates.

                                              By Order of the Board of Directors


                                              Peter B. Dunn, President
Encino, California
May 14, 2000